2006/07 Potash Outlook by Michael R. Rahm Vice President Market & Economic Analysis 2007 Fertilizer Outlook and Technology Conference November 7, 2006 Arlington, VA Exhibit 99.1

11/6/2006 2
Safe Harbor Statement
Certain statements contained herein constitute “forward-looking statements” as that term is defined under the Private
Securities Litigation Reform Act of 1995.  Although we believe the assumptions made in connection with the forward-looking statements are reasonable, they do involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of The Mosaic Company, or industry results generally, to be materially different from those contemplated or projected, forecasted, estimated or budgeted (whether express or implied) by such statements.
These risks and uncertainties include but are not limited to the predictability of fertilizer, raw material and energy markets subject to competitive market pressures; changes in foreign currency and exchange rates; international trade risks including, but not limited to, changes in policy by foreign governments; changes in environmental and other governmental regulation;
the ability to successfully integrate the former operations of Cargill Crop Nutrition and IMC Global Inc. and the ability to fully realize the expected cost savings from their business combination within expected time frames; adverse weather conditions affecting operations in central Florida or the Gulf Coast of the United States, including potential hurricanes or excess rainfall;
actual costs of closure of the South Pierce, Green Bay and Fort Green facilities differing from management’s current estimates; realization of management’s expectations regarding reduced raw material or operating costs, reduced capital expenditures, improved cash flow and anticipated time frames for the closures, and the ability to obtain any requisite waivers or amendments from lenders or regulatory agencies with oversight of The Mosaic Company or its phosphate business; accidents involving our operations, including mine fires, floods and potential explosions or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic Company’s reports filed with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements
This presentation may not be distributed, reproduced, or used without the express written consent of The Mosaic Company.
Safe Harbor Statement

11/6/2006 3
Take-Aways
The potash market looks increasingly tight in 2006/07 due to:
rapidly improving global demand prospects (vs. stock-building in 2004/05)
the recent supply shock caused by the loss of Uralkali’s Berezniki I mine.
Any surprise will likely tighten the market further:
additional supply losses resulting indirectly from the Berezniki I mine flood a stronger and earlier than expected pick-up in Brazilian demand delays in the start-ups of the three Canadian mine expansions
Canadian exports are projected to rebound 50% (37% from FYA)
shipments during the first three months of the fertilizer year were up 48%
prospects for the rest of the year look good
Domestic shipments are forecast to jump 22% (2% from FYA)
shipments during the first three months of the fertilizer year were off
7%
the pace of potash (as well as urea and DAP/MAP) shipments is expected to accelerate quickly during the remainder of the fertilizer year

11/6/2006 4
Unlike the past, U.S. corn stocks are
not expected to fall as a result of a
supply shock but rather due to
impressive growth in corn use during
the last few years.
Domestic feed demand is stable at
high levels and U.S. corn exports
remain strong due to steady economic
growth in key import markets, the
decline in Chinese exports and a
weak U.S. dollar.
But increases in  ethanol production
have accounted for most of the recent
growth in U.S. corn use and projected
exponential increases in ethanol
production are expected to fuel even
larger increases in domestic corn use
during the next few years.
Drivers of rapidly improving demand prospects
U.S. Corn Production and Use
0
1
2
3
4
5
6
7
8
9
10
11
12
70 72 74 76 78 80 82 84 86 88 90 92 94 96 98 00 02 04 06
Bil Bu
Feed & Residual Food & Industrial Exports Production
Source: USDA

11/6/2006 5
Grain markets are signaling the need
for more production to meet growing
demand.
The 2007 new crop price of corn has
climbed steadily since mid-September
due to downward revisions in the size
of the U.S. crop and strong demand
prospects.  U.S. farmers are expected
to harvest the third largest corn crop
on record this fall, but the harvest is
expected to fall short of projected use
by more than one billion bushels.
The new crop price of corn today is
more than one dollar per bushel
higher than a year ago and that
difference looks like it will continue to
widen as the 2007 planting season
approaches.
Corn farmers will begin to make
planting and crop input decisions later
this fall and winter based on much
stronger market signals than last year
and based on prices even higher than
in 2004.
New Crop Corn Prices
Daily Close July 1 to June 30
2.0
2.2
2.4
2.6
2.8
3.0
3.2
3.4
3.6
0701 0916 1202 0217 0505
MM/DD
$ BU
CBOT 2004Z CBOT 2006Z CBOT 2007Z
Source: CBOT
Drivers of rapidly improving demand prospects

11/6/2006 6
U.S. Potash Application Rates on Corn vs. Corn Prices
80
85
90
95
100
105
110
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06E
Source:  USDA and CBOT
Index
2.00
2.25
2.50
2.75
3.00
3.25
3.50
$ BU
Application Rate Index (1988-92=100) New Crop Price (AMJ Average)
Drivers of rapidly improving demand prospects

Million ST N+P$_2$O$_5$+K$_2$O
New Crop Corn Prices
Jan-Apr Average ($ bushel)

11/6/2006 7
U.S. Nutrient Use
18
19
20
21
22
23
24
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07
Fertilizer Year Ending June 30
2.00
2.25
2.50
2.75
3.00
3.25
3.50
Nutrient Use New Crop Corn Prices (Jan-Apr Average)
Source: AAPFCO and Mosaic
Drivers of rapidly improving demand prospects

11/6/2006 8
Import demand projected to rebound to record levels
Global import demand is projected
to decline about 9% or 2.4 million
tonnes K2O in CY 2006 due to
significant decreases in each of the
four major import markets – namely
Brazil, China, India and the United
States.
Demand fundamentals are
improving rapidly and a strong
recovery is forecast for 2007.
Exponential growth in biofuels
production and continued strong
food and feed demand is pulling
down grain stocks and fueling an
impressive rally in grain prices.
In addition, we estimate that
inventories throughout the global
distribution pipeline were pulled
down to low levels this year.
As a result, global import demand is
forecast to rebound about 12% or
2.8 million tonnes to a record 26.1
mmt K2O in 2007.
World Potash Import Demand
0
3
6
9
12
15
18
21
24
27
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07
MMT K
2
O
Asia US Latin America Europe Other
Source: IFA and Mosaic

11/6/2006 9
China’s potash imports are
projected to decline 21% this year
due to a combination of factors
including a build-up of stocks in
2005, increased domestic
production, weaker demand for
NPK production and long delays
in settling 2006 contracts.
Export shipments to China during
the first half 2006 were off 58%
from the record level of 2005.
Shipments during the last five
months of this year are on a
record pace, but are not expected
to make up the large decline
during the first seven months of
the year.
Imports are forecast to rebound
17% or about 900,000 tonnes
K2O in 2007 due to strong
demand drivers, lower pipeline
stocks and assuming more timely
settlements of 2007 China
contracts.
Chinese imports are forecast to rebound 17% in 2007
China Potash Import Demand
0
1
2
3
4
5
6
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07
MMT K2O
Full Year Total 1H Actual
Source: IFA and Mosaic

11/6/2006 10
Indian fundamentals remain positive
After surging 66% in 2005, India’s
potash imports are projected to
decline about 30% or 900,000
tonnes K2O in 2006 due to a
build-up of distribution pipeline
stocks last year and long delays
in settling 2006 contracts.
Export shipments during the first
half of 2006 were off 72% from a
year earlier, but large shipments
during the last four months of this
year are expected to make up a
significant part of that decline.
Demand prospects remain
extremely strong due to near-
normal monsoon rainfall this year,
high wheat and rice prices and
government efforts to boost
wheat acreage and yields.
Imports are forecast to rebound
33% or about 700,000 tonnes
K2O in 2007.
India Potash Import Demand
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07
MMT K
2
O
Full Year Total 1H Actual
Source: IFA and Mosaic

11/6/2006 11
No recovery is expected in Brazil in 2007, but . . .
Brazilian MOP import demand is
projected to decline another 3% or
100,000 tonnes K2O in 2006.  That
follows a 22% decline in 2005.
Producers reported shipping 10% less
potash to Brazilian buyers during the
first half of 2006 than a year earlier.
Brazilian customs statistics indicated
that MOP imports during the first nine
months of 2006 were down 3% from
last year.
Imports are forecast to increase only
about 5% or 150,000 tonnes K2O in
2007.  A significant recovery will require
a jump in oilseed prices and/or a
collapse of the Brazilian real.
Brazil Potash Import Demand
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07
MMT K
2
O
Full Year Total 1H Actual
Source: IFA and Mosaic

11/6/2006 12
Oilseed markets are beginning to perk up
The rally in corn and wheat markets is
beginning to spill over into the oilseed
complex.
The 2007 new crop price of soybeans
has increased almost one dollar per
bushel since mid-September.
A significant rally in oilseed prices is
good news for Brazilian soybean and
western Canadian canola farmers.
New Crop Soybean Prices
Daily Close July 1 to June 30
5.0
5.5
6.0
6.5
7.0
7.5
8.0
0701 0916 1202 0217 0505
MM/DD
$ BU
CBOT 2004X CBOT 2006X CBOT 2007X
Source: CBOT

11/6/2006 13
The Supply Shock (from Uralkali
October 2006 Prospectus and press releases)
The loss of Uralkali’s Berezniki I mine due to flooding reduces global potash supply by approximately 1.2 to 1.4 million tonnes
KCL
The Berezniki I mine produced 1.38 million tonnes KCL in 2005
26% of the 5.38 million tonnes produced by Uralkali in 2005
2.5% of world output in 2005
Estimate Uralkali production between 4.2 to 4.4 million tonnes
KCL in 2006
first half 2006 output totaled 1.91 million tonnes KCL
that was down from 2.68 million a year earlier
mines likely ran at high rates following 2006 contract settlements
Completion of a fourth line at the Berezniki III mill may boost annual capacity by 550,000 tonnes KCL by the end of 2006
or from 5.60 million to 6.15 million before the loss of Berezniki I or to 4.75 million after the loss of Berezniki I
That assumes there is sufficient lifting capacity at the Berezniki II and IV mines and no rail line damage or logistical bottlenecks

11/6/2006 14
Canadian exports projected to increase 50% in 06/07
Canadian offshore exports plunged
29% or 1.8 million tons during the
2005/06 fertilizer year due to a build-
up of distribution pipeline stocks the
year before, poor farm economics in
Brazil and long delays in settling 2006
contracts with key Chinese and Indian
customers.
Canadian offshore exports in 2006/07
are forecast to rebound 50% to a
record 6.5 million tons K2O due to a
combination of factors including catch-
up shipments during the last half of
2006, increasingly good demand
prospects in 2007 and the loss of
Uralkali’s Berezniki I mine.
Projected exports are 25% greater
than the three-year average and 37%
greater than the five-year average.
Canadian Potash Exports to Offshore Destinations
0
1
2
3
4
5
6
7
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07
Fertilizer Year Ending June 30
MST K
2
O
Source: PPI and Mosaic

11/6/2006 15
Canadian offshore shipments have picked-up!
Canadian offshore exports during the first three months of the fertilizer year were up 48% from a year earlier. Canadian exports are projected to increase 50% during the 2006/07 fertilizer year. Record exports in August and September and heavy export lineups deep into the 2007 first calendar quarter make that forecast look achievable. Offshore shipments are projected to remain at high levels due to the combination of good demand prospects and the loss of the Uralkali Berezniki I mine.
Canadian Potash Exports 2005/06
0
100
200
300
400
500
600
700
JUL AUG SEP OCT NOV DEC JAN FEB MAR APR MAY JUN
1000 ST K O
MIN MAX Range (1995/96-2004/05) 2005/06 3 Year Average
Source: PPI and Mosaic
Canadian Potash Exports 2006/07
0
100
200
300
400
500
600
700
800
JUL AUG SEP OCT NOV DEC JAN FEB MAR APR MAY JUN
1000 ST K O
MIN MAX Range (1996/97-2005/06) 2006/07 3 Year Average
Source: PPI and Mosaic
2
2

11/6/2006 16
Domestic shipments set to rebound in 2006/07
Implied North American potash
shipments declined 22% to just 5.6
million tons K2O in 2005/06.  That was
the lowest domestic volume since
1982/83 when a special payment-in-
kind program unexpectedly pulled an
additional 49 million acres out of
production on top of the 29 million
already idled as a result of U.S. farm
programs.
We estimate that U.S. potash use dropped nine to ten percent last year due to the shift from corn to soybeans and a decline in application rates.  A major de-stocking of a full domestic distribution pipeline accounted for the rest of the decline in shipments in 2005/06.
We forecast that U.S. potash use will rebound seven to eight percent in 2006/07 as a result of a large increase in forecasted corn acreage (to 85 million) and a partial recovery in application rates.  As a result, NA shipments are projected to increase 22% to 6.8 million tons K2O in 2006/07. That looks like a huge jump, but shipments of 6.8 million tons K2O are right in line with the 10-year average if you exclude the last three years of extraordinarily high and low shipments.
NA Potash Use and Shipments
3.5
4.0
4.5
5.0
5.5
6.0
6.5
7.0
7.5
8.0
95 96 97 98 99 00 01 02 03 04 05 06 07
Fertilizer Year Ending June 30
MST K
2
O
Ag Use Total Shipments Estimated Use
Source: AAPFCO, PPI and Mosaic
Stock Draw
Stock Build

11/6/2006 17
Domestic shipments are forecast to rebound 22%
Domestic shipments in 2006/07 are expected to pick-up accelerate from the slow pace of last year.  U.S.
potash use is forecast to increase seven to eight percent and shipments are projected to just equal use (i.e. no change in low pipeline stocks).  Domestic shipments are projected to rebound 22% or about 1.2 million tons
K2O in 2006/07.  Shipments during the first three months of the fertilizer year (Jul-Sep) were off 7% from last year, but monthly shipments for the remainder of the fertilizer year that just equal or slightly exceed the three year average for the month are sufficient to reach a 22% gain from the low levels of last year.
NA Potash Disappearance 2005/06
0
100
200
300
400
500
600
700
800
900
1000
JUL AUG SEP OCT NOV DEC JAN FEB MAR APR MAY JUN
1000 ST K2O
MIN MAX Range (1995/96-04/05) 2005/06 3 Year Average
Source: PPI and Mosaic
NA Potash Disappearance 2006/07
0
100
200
300
400
500
600
700
800
900
1000
JUL AUG SEP OCT NOV DEC JAN FEB MAR APR MAY JUN
1000 ST K O
MIN MAX Range (1996/97-05/06) 2006/07 3 Year Average
Source: PPI and Mosaic
2

11/6/2006 18
U.S. imports are projected to decline this year
U.S. potash imports from offshore
origins are forecast to decline this
year due to the recent flooding of the
Uralkali Berezniki I mine.
Although this mine produces only
standard grade product, we expect
blend grade production may also be
impacted by the loss of about 25% of
overall K2O output.
US Potash Offshore Imports
0
100
200
300
400
500
600
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07
Fertilizer Year Ending June 30
1000 ST K
2
O
Source: USDC and Mosaic

11/6/2006 19
NA production is off 17% so far this year
North American production during the first three months of the fertilizer year is off 17% from a year ago.  We estimate that North American producers will have to boost output more than 15% this year in order to meet projected offshore and domestic demand.
NA Potash Production 2005/06
300
400
500
600
700
800
900
1000
1100
1200
1300
JUL AUG SEP OCT NOV DEC JAN FEB MAR APR MAY JUN
1000 ST K O
MIN MAX Range (1995/96-2004/05) 2005/06 3 Year Average
Source: PPI and Mosaic
NA Potash Production 2006/07
300
400
500
600
700
800
900
1000
1100
1200
1300
JUL AUG SEP OCT NOV DEC JAN FEB MA APR MAY JUN
1000 ST K
2
O
MIN MAX Range (1996/97-2005/06) 2006/07 3 Year Average
Source: PPI and Mosaic
2

11/6/2006 20
North American Producer Stocks
NA Potash Stocks on September 30
0
250
500
750
1000
1250
1500
1750
2000
92 93 94 95 96 97 98 99 00 01 02 03 04 05 06
1000 ST K
O
Stocks 3-Year Average
Source: PPI
NA Potash Stocks at Month End
300
500
700
900
1100
1300
1500
1700
1900
2100
2300
2500
JUL AUG SEP OCT NOV DEC JAN FEB MAR APR MAY JUN
1000 ST K
2
O
MIN MAX Range (1994/95-2003/04) 2004/05 3 Year Average
Source: PPI and Mosaic
NA Potash Stocks at Month End
300
500
700
900
1100
1300
1500
1700
1900
2100
2300
2500
JUL AUG SEP OCT NOV DEC JAN FEB MAR APR MAY JUN
1000 ST K
2
O
MIN MAX Range (1995/96-2004/05) 2005/06 3 Year Average
Source: PPI and Mosaic
NA Potash Stocks at Month End
300
500
700
900
1100
1300
1500
1700
1900
2100
2300
2500
JUL AUG SEP OCT NOV DEC JAN FEB MA APR MAY JUN
1000 ST K
2
O
MIN MAX Range (1996/97-2005/06) 2006/07 3 Year Average
Source: PPI and Mosaic
2

11/6/2006 21
Factors to Watch
Grain prices
North American potash shipments
Brazilian demand
Additional supply losses from the flooding of the Berezniki I mine
2007 contract negotiations with India and China
The start-up of Canadian mine expansions

11/6/2006 22
Take-Aways
The potash market looks increasingly tight in 2006/07 due to:
rapidly improving global demand prospects (vs. stock-building in 2004/05)
the recent supply shock caused by the loss of Uralkali’s Berezniki I mine.
Any surprise will likely tighten the market further:
additional supply losses resulting indirectly from the Berezniki I mine flood a stronger and earlier than expected pick-up in Brazilian demand delays in the start-ups of the three Canadian mine expansions
Canadian exports are projected to rebound 50% (37% from FYA)
shipments during the first three months of the fertilizer year were up 48%
prospects for the rest of the year look good
Domestic shipments are forecast to jump 22% (2% from FYA)
shipments during the first three months of the fertilizer year were off
7%
the pace of potash (as well as urea and DAP/MAP) shipments is expected to accelerate quickly during the remainder of the fertilizer year

2006/07 Potash Outlook by Michael R. Rahm Vice President Market & Economic Analysis 2007 Fertilizer Outlook and Technology Conference November 7, 2006 Arlington, VA Thank You!